GOF SA6 03/22

SUPPLEMENT DATED MARCH 25, 2022

TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

OF EACH FUND LISTED BELOW

FRANKLIN FTSE AUSTRALIA ETF

FRANKLIN FTSE BRAZIL ETF

FRANKLIN FTSE CANADA ETF

FRANKLIN FTSE CHINA ETF

FRANKLIN FTSE FRANCE ETF

FRANKLIN FTSE GERMANY ETF

FRANKLIN FTSE HONG KONG ETF

FRANKLIN FTSE INDIA ETF

FRANKLIN FTSE ITALY ETF

FRANKLIN FTSE JAPAN ETF

FRANKLIN FTSE LATIN AMERICA ETF

FRANKLIN FTSE MEXICO ETF

FRANKLIN FTSE RUSSIA ETF

FRANKLIN FTSE SAUDI ARABIA ETF

FRANKLIN FTSE SOUTH AFRICA ETF

FRANKLIN FTSE SOUTH KOREA ETF

FRANKLIN FTSE SWITZERLAND ETF

FRANKLIN FTSE TAIWAN ETF

FRANKLIN FTSE UNITED KINGDOM ETF

FRANKLIN FTSE ASIA EX JAPAN ETF

FRANKLIN FTSE EUROPE ETF .

FRANKLIN FTSE EUROPE HEDGED ETF

FRANKLIN FTSE JAPAN HEDGED ETF

FRANKLIN DISRUPTIVE COMMERCE ETF

FRANKLIN GENOMIC ADVANCEMENTS ETF

FRANKLIN INTELLIGENT MACHINES ETF

FRANKLIN EXPONENTIAL DATA ETF

FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

FRANKLIN DYNAMIC MUNICIPAL BOND ETF

FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

FRANKLIN LIBERTY SENIOR LOAN ETF

FRANKLIN LIBERTY U.S. CORE BOND ETF

FRANKLIN LIBERTY U.S. TREASURY BOND ETF

FRANKLIN LIBERTY ULTRA SHORT BOND ETF

FRANKLIN LIBERTY SYSTEMATIC STYLE PREMIA ETF

FRANKLIN LIBERTYQ INTERNATIONAL EQUITY HEDGED ETF

FRANKLIN LIBERTYQ EMERGING MARKETS ETF

FRANKLIN LIBERTYQ GLOBAL DIVIDEND ETF

FRANKLIN LIBERTYQ GLOBAL EQUITY ETF

FRANKLIN LIBERTYQ U.S. EQUITY ETF

FRANKLIN LIBERTYQ U.S. MID CAP EQUITY ETF

FRANKLIN LIBERTYQ U.S. SMALL CAP EQUITY ETF

(each a series of Franklin Templeton ETF Trust)

FRANKLIN LIBERTY SHORT DURATION U.S. GOVERNMENT ETF

(a series of Franklin ETF Trust)

The Funds’ statements of additional information (SAIs) are amended as follows:

I. For each Fund as applicable, the following is added after the seventh paragraph under the heading “Foreign Securities:”

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia, certain Russian individuals, banking entities and corporations, and Belarus as a response to Russia’s invasion of Ukraine, and may impose sanctions on other countries that provide military or economic support to Russia. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions, including cyber attacks) are impossible to predict, but could result in significant market disruptions, including in certain industries or sectors, such as the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries affected by the invasion.

II. For all Funds, the following is added under “Goals, Strategies and Risks – Glossary of Investments” section in their SAIs:

Cybersecurity Risk With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Fund is susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Fund to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Fund’s operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Fund’s websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cybersecurity incidents affecting the Fund’s investment manager and other service providers to the Fund or its shareholders (including, but not limited to, sub-advisers, accountants, custodians, sub-custodians, transfer agents, financial intermediaries, authorized participants, index providers (as applicable) and listing exchanges) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Fund and its shareholders, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business and the Fund to process transactions (including fulfillment of purchases and redemptions), violations of applicable privacy and other laws (including the release of private shareholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers) and other parties. In addition, substantial costs may be incurred in order to safeguard against and reduce the risk of any cybersecurity incidents in the future. In addition to administrative, technological and procedural safeguards, the Fund’s investment manager has established business continuity plans in the event of, and risk management systems to prevent or reduce the impact of, such cybersecurity incidents. However, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, as well as the rapid development of new threats. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund and its shareholders. The Fund and its shareholders could be negatively impacted as a result.

Because technology is frequently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund's ability to plan for or respond to a cyber attack. Like other funds and business enterprises, the Fund, the investment manager and their service providers are subject to the risk of cyber incidents occurring from time to time.

Please keep this supplement with your SAI for future reference.